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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)  July 15, 2001
                                          --------------------------------------
                                            American Skiing Company
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)
    Delaware                          I-13057                    04-3373730
-----------------------------    -----------------------    --------------------
(State or other jurisdiction    (Commission File Number)  (IRS Employer
of incorporation)                                         Identification Number)


   P.O. Box 450, Bethel, Maine                                     04217
-----------------------------------------------------       --------------------
  (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including are code  (207) 824-8100
                                                   -----------------------------

--------------------------------------------------------------------------------

Item 5.  Other Events

     As disclosed in the attached press release, the Registrant announced that it has put into place a agreements for a financial restructuring package that raises additional capital, amends its senior credit facilities and restructures portions of its existing debt. The Registrant has also mailed to holders of its common stock a letter describing certain aspects of the announced transactions (the "Shareholder Letter"). The Securities Purchase Agreement, Second Amendment to the Amended, Restated and Consolidated Credit Agreement, and the Shareholder Letter are each attached as exhibits to this Current Report on Form 8-K as exhibits 99.2, 99.3 and 99.4, respectively.

THIS CURRENT REPORT ON FORM 8-K CONTAINS OR INCORPORATES BY REFERENCE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. THESE STATEMENTS MAY DIFFER MATERIALLY FROM ACTUAL FUTURE EVENTS OR RESULTS. READERS ARE REFERRED TO ALL DOCUMENTS FILED BY AMERICAN SKIING COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH IDENTIFY IMPORTANT RISK FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE CONTAINED IN ANY FORWARD-LOOKING STATEMENTS.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AMERICAN SKIING COMPANY

Date:    July 16, 2001                   /s/ Willian J. Fair
                                         ------------------------------------
                                         Name:    William J. Fair
                                         Title:   President and Chief Executive
                                                  Officer

Date:    July 16, 2001                   /s/ Mark J. Miller
                                         ------------------------------------
                                         Name:    Mark J. Miller
                                         Title:   Senior Vice President
                                                  Chief Financial Officer




Exhibits

99.1 Press release of American Skiing Company dated July 16, 2001

99.2 Securities Purchase Agreement dated as of July 15, 2001 among American Skiing Company, a Delaware corporation, Oak Hill Capital Partners, L.P., a Delaware limited partnership, and other entities identified in Annex A thereto.

99.3 Second Amendment to the Amended, Restated and Consolidated Credit Agreement, dated as of April 29, 2001 with respect to the Amended, Restated and Consolidated Credit Agreement dated as of October 12, 1999 by and among American Skiing Company and the other borrowers party thereto, the lenders party thereto and Fleet National Bank, N.A. as agent.

99.4 Letter to holders of Registrant's common stock dated July 17, 2001